SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION

Xtrackers Bloomberg Developed Markets ex US Equity ETF
Xtrackers Emerging Markets Carbon Reduction and Climate Improvers ETF
Xtrackers Europe Defense Technologies ETF
Xtrackers Europe Market Leaders ETF
Xtrackers FTSE Developed ex US Multifactor ETF
Xtrackers High Beta High Yield Bond ETF
Xtrackers Low Beta High Yield Bond ETF
Xtrackers MSCI EAFE 50% Hedged Equity ETF
Xtrackers MSCI Emerging Markets Select ETF
Xtrackers MSCI Kokusai Equity ETF
Xtrackers MSCI USA Climate Action Equity ETF
Xtrackers MSCI USA Selection Equity ETF
Xtrackers Municipal Infrastructure Revenue Bond Active ETF
Xtrackers Net Zero Pathway Paris Aligned US Equity ETF
Xtrackers RREEF Global Natural Resources ETF
Xtrackers Russell 1000 US Quality at a Reasonable Price ETF
Xtrackers Russell US Multifactor ETF
Xtrackers S&P 100 Ex Top 20 ETF
Xtrackers S&P 500 Diversified Sector Weight ETF
Xtrackers S&P 500 Growth Scored & Screened ETF
Xtrackers S&P 500 Scored & Screened ETF
Xtrackers S&P Dividend Aristocrats Screened ETF
Xtrackers S&P MidCap 400 Scored & Screened ETF
Xtrackers Short Duration High Yield Bond ETF
Xtrackers USD High Yield BB-B ex Financials ETF
Xtrackers USD High Yield Corporate Bond ETF

Effective September 30, 2026, J. David Officer, an Independent Board Member of the Board of Trustees of the Xtrackers funds (the “Board”), retired from the Board.
Effective October 1, 2026, Mr. Officer serves as special consultant to the Board through March 30, 2028. In this capacity, Mr. Officer does not serve as a Board Member or as a member of any committee of the Board and does not have authority to vote on matters considered by the Board.
Effective October 1, 2026, Mabel Lung was appointed to the Board as an Independent Board Member, and was appointed to serve as a member and Chairperson of the Nominating Committee and as a member of the Audit Committee.
Please Retain This Supplement for Future Reference
October 1, 2026
SAISTKR26-13